Exhibit 10.1

EXECUTION

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated as of June 6, 2014, is entered into by and among SANCHEZ ENERGY CORPORATION, a Delaware corporation (“Sanchez”), SEP HOLDINGS III, LLC, a Delaware limited liability company (“SEP”), SN MARQUIS LLC, a Delaware limited liability company (“SN Marquis”), and SN COTULLA ASSETS, LLC, a Texas limited liability company (“SN Cotulla”; together with Sanchez, SEP and SN Marquis, collectively, the “Borrowers” and each, a “Borrower”), the Required Lenders party hereto, and ROYAL BANK OF CANADA, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.                                    The Borrowers, the Lenders and the Administrative Agent previously entered into that certain Amended and Restated Credit Agreement dated as of May 31, 2013, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of June 30, 2013, as amended by that certain waiver letter and amendment dated July 30, 2013, as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of September 11, 2013, as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of November 18, 2013 and as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of February 28, 2014 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) and certain other Loan Documents (as defined in the Credit Agreement) in connection therewith.

B.                                    The Borrowers have requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein to permit the issuance of Senior Unsecured Notes in a maximum amount such that after giving effect to such issuance, the Borrowers are in pro forma compliance with the financial covenants forth in Section 9.01 of the Credit Agreement.  The Administrative Agent and the Required Lenders are willing to amend the Credit Agreement on the terms and conditions contained in this Sixth Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Sixth Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the Borrowers, the Required Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

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2.                                      Specific Amendments to Credit Agreement.      The Credit Agreement is hereby amended as follows:

(i)                                     The following defined terms are hereby added to Section 1.02 of the Credit Agreement in the proper alphabetical order:

“‘Senior Unsecured Notes Maximum Amount’ means the maximum amount of Senior Unsecured Notes that at the time of issuance could be issued such that, after giving pro forma effect to such issuance, the Borrowers would be in compliance with Section 9.01.”

“‘Sixth Amendment’ means that certain Sixth Amendment to Amended and Restated Credit Agreement dated the Sixth Amendment Effective Date among the Borrowers, the Required Lenders and the Administrative Agent.”

“‘Sixth Amendment Effective Date’ means June 6, 2014.”

(ii)                                  The defined term “Issuance Related Debt” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

““Issuance Related Debt” means Debt in connection with the Bridge Loan, the Bridge Securities and Takeout Loan, the Senior Unsecured Notes and the principal amount of any Debt in excess of $50,000,000 under the Second Lien Loan. For the sake of clarity, Issuance Related Debt will not be deemed “incurred” for purposes of the definition of Issuance Related Borrowing Base Adjustment Amount (or “issued” for purposes of any provision of the Credit Agreement other than the definition of Senior Unsecured Notes Maximum Amount and Section 9.01) until termination or expiration of any escrow or other similar arrangement satisfactory to the Administrative Agent preventing Sanchez (or any other issuer of such Debt) from having unrestricted access to, and the right to use of, the proceeds of such Issuance Related Debt.”

(iii)                               Section 9.02(b)(v) of the Credit Agreement is hereby amended by deleting the  figure “$600,000,000” in clause (A) thereof and substituting therefor the following:

“the Senior Unsecured Notes Maximum Amount”

3.                                      Borrowers’ Ratification.  Each of the Borrowers hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect. Nothing in this Sixth Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of any of the Lenders, the Issuing Bank or the Administrative Agent created by or contained in any of such documents nor is any Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

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4.                                      Guarantors’ Ratification.  Each Guarantor by its execution in the space provided below under “ACKNOWLEDGED for purposes of Section 4” hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Obligations, and its execution and delivery of this Sixth Amendment does not indicate or establish an approval or consent requirement by any Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which a Guarantor is a party).

5.                                      Conditions to Effectiveness of Sixth Amendment.  This Sixth Amendment shall be effective upon the satisfaction, in the Administrative Agent’s sole discretion, of the following conditions precedent:

(i)                                     The Administrative Agent shall have executed, and shall have received from each of the Borrowers and the Required Lenders duly executed signature pages to, this Sixth Amendment, and shall have received a duly executed acknowledgement of Section 4 of this Sixth Amendment from each Guarantor; and

(ii)           the Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.

6.                                      No Implied Amendment, Waiver or Consent. This Sixth Amendment shall not constitute an amendment or waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrowers that would require a waiver or consent of the Lenders or Required Lenders, as applicable, or an amendment or modification to any term of the Loan Documents except as expressly stated herein.

7.                                      Miscellaneous.  This Sixth Amendment is a Loan Document.  Except as affected by this Sixth Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement, as amended by this Sixth Amendment, and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement.  All references to the Credit Agreement will refer to the Credit Agreement as amended by this Sixth Amendment and any other amendments properly executed among the parties.  Borrowers agree that all Loan Documents to which they are a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence their respective legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Sixth Amendment or are amended in connection with this Sixth Amendment).  AS A MATERIAL INDUCEMENT TO THE ADMINISTRATIVE AGENT AND LENDERS PARTY HERETO TO ENTER INTO THIS SIXTH AMENDMENT, BORROWERS RELEASE THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, TRUSTEES, AGENTS

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AND ATTORNEYS FROM ANY LIABILITY FOR ACTIONS OR FAILURES TO ACT IN CONNECTION WITH THE LOAN DOCUMENTS PRIOR TO THE SIXTH AMENDMENT EFFECTIVE DATE.  NO COURSE OF DEALING BETWEEN BORROWERS OR ANY OTHER PERSON, ON THE ONE HAND, AND THE ADMINISTRATIVE AGENT, ISSUING BANK AND THE LENDERS, ON THE OTHER, WILL BE DEEMED TO HAVE ALTERED OR AMENDED THE CREDIT AGREEMENT OR AFFECTED EITHER BORROWERS’, THE ADMINISTRATIVE AGENT’S, THE ISSUING BANK’S OR THE LENDERS’ RIGHT TO ENFORCE THE CREDIT AGREEMENT AS WRITTEN.  This Sixth Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

8.                                      Form.  Each agreement, document, instrument or other writing to be furnished to the Administrative Agent and/or the Lenders under any provision of this instrument must be in form and substance satisfactory to the Administrative Agent and its counsel.

9.                                      Headings. The headings and captions used in this Sixth Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Sixth Amendment, the Credit Agreement, or the other Loan Documents.

10.                               Interpretation. Wherever possible each provision of this Sixth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Sixth Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Sixth Amendment.

11.                               Multiple Counterparts.  This Sixth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.  This Sixth Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail.  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, all Lenders, the Administrative Agent and the Issuing Bank.  The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

12.                               Governing Law.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWERS:

SANCHEZ ENERGY CORPORATION,
a Delaware corporation

SEP HOLDINGS III, LLC,
a Delaware limited liability company

SN MARQUIS LLC,
a Delaware limited liability company

SN COTULLA ASSETS, LLC,
a Texas limited liability company

By:	/s/ Kirsten A. Hink
Name:	Kirsten A. Hink
Title:	Vice President — Chief Accounting Officer

ACKNOWLEDGED for the purposes stated in Section 4:

GUARANTORS:

SN OPERATING, LLC,
a Texas limited liability company

SN TMS, LLC,
a Delaware limited liability company

By:	/s/ Kirsten A. Hink
Name:	Kirsten A. Hink
Title:	Vice President — Chief Accounting Officer

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Ann Hurley
Name:	Ann Hurley
Title:	Manager, Agency

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

LENDERS:

ISSUING BANK AND LENDER:

ROYAL BANK OF CANADA

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Director

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Napur Kumar
Name:	Napur Kumar
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

COMPASS BANK

By:	/s/ Les Werme
Name:	Les Werme
Title:	Vice President

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

SUNTRUST BANK

By:	/s/ John Kovarik
Name:	John Kovarik
Title:	Vice President

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

ING CAPITAL LLC

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Josh Strong
Name:	Josh Strong
Title:	Director

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY

By:	/s/James Giordano
Name:	James Giordano
Title:	Vice President

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

IBERIABANK

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Executive Vice President

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

UNION BANK, N.A.

By:	/s/ Haylee Dallas
Name:	Haylee Dallas
Title:	Vice President

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement

SOCIÉTÉ GENÉRALÉ

By:	/s/ Roland Oberlin
Name:	Roland Oberlin
Title:	Managing Director

Signature Page

Sixth Amendment to Sanchez

Amended and Restated Credit Agreement